UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EXELIXIS, INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET EXELIXIS, INC. 1851 HARBOR BAY PARKWAY ALAMEDA, CA 94502 D80691-P69244-Z82049 You invested in EXELIXIS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2022 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/EXEL2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect the eleven nominees for director named in the accompanying Proxy Statement to hold office until the next Annual Meeting of Stockholders. Nominees: 1a. Carl B. Feldbaum, Esq. For 1b. Maria C. Freire, Ph.D. For 1c. Alan M. Garber, M.D., Ph.D. For 1d. Vincent T. Marchesi, M.D., Ph.D. For 1e. Michael M. Morrissey, Ph.D. For 1f. Stelios Papadopoulos, Ph.D. For 1g. George Poste, DVM, Ph.D., FRS For 1h. Julie Anne Smith For 1i. Lance Willsey, M.D. For 1j. Jacqueline Wright For 1k. Jack L. Wyszomierski For 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending December 30, 2022. For 3. To amend and restate the Exelixis 2017 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance by 28,500,000 shares. For 4. To approve, on an advisory basis, the compensation of Exelixis’ named executive officers, as disclosed in the accompanying Proxy Statement. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D80692-P69244-Z82049